UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2015

eBay Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-24821	77-0430924
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2065 Hamilton Avenue
San Jose, California 95125
(Address of principal executive offices)

(408) 376-7400
(Registrant's telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

The information in this report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or the Exchange Act, and is not to be incorporated by reference into any filing by eBay Inc., or the company, under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.

On April 22, 2015, eBay Inc. announced its financial results for the quarter ended March 31, 2015. A copy of the company's press release announcing its financial results and certain other information is attached as Exhibit 99.1 to this report.

The attached press release includes the following financial measures defined as “non-GAAP financial measures” by the Securities and Exchange Commission, or the SEC: non-GAAP net income, non-GAAP earnings per diluted share, non-GAAP operating margin, non-GAAP effective tax rate, and free cash flow. These measures may be different from non-GAAP financial measures used by other companies. The presentation of this financial information, which is not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation of, or as a substitute for, the financial information prepared and presented in accordance with generally accepted accounting principles. See “Business Outlook,” “Non-GAAP Measures of Financial Performance,” “Reconciliation of GAAP Operating Margin to Non-GAAP Operating Margin,” “Reconciliation of GAAP Net Income to Non-GAAP Net Income and Reconciliation of GAAP Effective Tax Rate to Non-GAAP Effective Tax Rate,” and “Reconciliation of Operating Cash Flow to Free Cash Flow” included in the attached press release for further information regarding these non-GAAP financial measures, including a reconciliation of these measures to the nearest comparable GAAP measures and an explanation of why the company includes these non-GAAP measures.

The attached press release also contains forward-looking statements relating to, among other things, the company's future performance. A more thorough discussion of certain factors that may affect the company's actual results is included under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in the company's most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q, copies of which may be obtained by visiting the company's investor relations web site at http://investor.ebayinc.com or the SEC's web site at www.sec.gov. Undue reliance should not be placed on the forward-looking statements in the attached press release, which are based on information available to the company on the date hereof. The company assumes no obligation to update such statements.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is furnished with this report:

99.1	Press release dated April 22, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eBay Inc.
(Registrant)

Date: April 22, 2015	/s/ Michael R. Jacobson
Michael R. Jacobson
Title: Senior Vice President, Legal Affairs,
General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated April 22, 2015